Exhibit 10.1

CONSENT, TRANSFER, ASSUMPTION AND AMENDMENT AGREEMENT

This Consent, Transfer, Assumption and Amendment Agreement (the "Loan Transfer Consent" or this "Agreement"), is made and entered into as of August 12, 2013, by and among (i) XOMA Ireland Limited, a company with limited liability incorporated organized and existing under the laws of Ireland (registered number 307875), having its registered head office at 26 Upper Pembroke Street, Dublin 2, Ireland ("XOMA Ireland"), (ii) XOMA (US) LLC, a limited liability company organized and existing under the laws of Delaware, having its registered office at 2910 Seventh Street, Berkeley, California 94710, USA ("XOMA US"), and (iii) Les Laboratoires Servier, a corporation organized and existing under the laws of France, 50 rue Carnot, 92284 Suresnes, France ("SERVIER").

WITNESSETH:

WHEREAS, XOMA Ireland and SERVIER entered into a Loan Agreement dated December 30, 2010 (the "Loan Agreement"), pursuant to which SERVIER made the Advance to XOMA Ireland;

WHEREAS, in connection with and pursuant to the Loan Agreement, the following documents were delivered and filed:

➢	XOMA Ireland issued a Promissory Note to SERVIER on January 13, 2011 with a principal amount equal to the Advance (the "Original Note");

➢	XOMA Ireland and SERVIER entered into a Fixed Charge (the "Fixed Equitable Charge") dated January 13, 2011 pursuant to which XOMA Ireland charged certain contractual and intellectual property rights (the "Collateral") related to its proprietary IL-ip antibody designated gevokizumab (formerly known as XOMA 052 and/or S- 78989, "GEVO") as a security for the benefit of SERVIER to guarantee the repayment of the amounts due to SERVIER pursuant to the Loan Agreement;

➢	the Fixed Equitable Charge was registered with the Irish Companies Registry on January 25, 2011;

➢	XOMA Ltd., XOMA Ireland's parent company organized under the laws of Bermuda, issued a Guarantee to SERVIER on December 30, 2010, to guarantee the payment by XOMA Ireland to SERVIER of all amounts due under the Loan Agreement (the "XOMA Ltd. Guarantee"); and

➢	XOMA US issued a Guarantee to SERVIER on December 30, 2010, to guarantee the payment by XOMA Ireland to SERVIER of all amounts due under the Loan Agreement (the "XOMA US Guarantee").

WHEREAS, XOMA Ireland has entered into an Asset Transfer Agreement (the "Asset Transfer Agreement") with its Affiliate, XOMA US, pursuant to which they have, subject to the satisfaction of certain conditions, agreed to (i) the transfer by XOMA Ireland to XOMA US of various assets relating to GEVO, including the Collateral and (ii) the assumption by XOMA US of certain liabilities of XOMA Ireland, including under the Loan Agreement and the Loan Documents (collectively, the "GEVO Asset Transfer"), the completion of which in accordance with the terms of the Asset Transfer Agreement is expected to occur on or about August 12, 2013 or at such other date as may be notified in writing at least 5 days prior to the occurrence thereof, by XOMA US to SERVIER (the "Transfer Completion Date");

WHEREAS, XOMA Ireland wishes to obtain SERVIER's consent to the transfer of the Loan Agreement to XOMA US in accordance with Section 9.2 thereof, to the termination and release of the Fixed Equitable Charge and corresponding registration with the Irish Companies Registry and to various other matters relating to the Loan Agreement that are necessary or useful to enable XOMA Ireland to complete the GEVO Asset Transfer;

WHEREAS, SERVIER is willing to provide such consents subject to (a) XOMA US undertaking to assume and perform all of XOMA Ireland's obligations under the Loan Agreement in accordance with and as modified by the terms hereof, and (b) the satisfaction of the Conditions (as defined in Section 3.1.1 below); and

WHEREAS, XOMA US is willing to assume XOMA Ireland's obligations under the Loan Agreement and to deliver to SERVIER and file such documents.

NOW, THEREFORE, in consideration of the covenants and conditions set forth below, the Parties hereto, intending to be legally bound, hereby agree to the following:

ARTICLE 1 - TRANSFER OF LOAN AGREEMENT

1.1	Subject to Section 3.1, SERVIER hereby irrevocably consents to the transfer of all of XOMA Ireland's rights and obligations under the Loan Agreement to XOMA US.

1.2	Effective as of the Transfer Completion Date, all references to XOMA Ireland in the Loan Agreement shall be deemed to refer to XOMA US and XOMA Ireland shall have no further obligations under the Loan Agreement.

1.3	XOMA US hereby irrevocably agrees effective as of the Transfer Completion Date to assume all of XOMA Ireland's obligations under the Loan Agreement and shall perform and discharge all such obligations in accordance with the terms thereof.

1.4	The representations and warranties contained in Article 5 of the Loan Agreement, shall be true and correct as of the Transfer Completion Date, provided that: (a) each reference in such provisions to XOMA Ireland shall be deemed to refer to XOMA US, and (b) for purposes of Sections 5.1 and 5.4 of the Loan Agreement, each representation and warranty by XOMA Ireland as an Irish limited company shall mean and refer to XOMA US, a Delaware limited liability company, with all such representations and warranties meaning and referring to XOMA US as such.

ARTICLE 2 - AMENDMENT

2.1	Termination and Replacement of the Fixed Equitable Charge.

2.1.1	Subject to Section 3.1, XOMA Ireland, SERVIER and XOMA US agree that the Fixed Equitable Charge shall be cancelled and released effective as of the Transfer Completion Date.

2.1.2	Subject to Section 3.1, SERVIER shall at the latest on the Transfer Completion Date deliver to XOMA US a Deed of Release in substantially the form attached as Exhibit 3 hereto dated as of the date hereof giving effect to SERVIER's cancellation and release of the Fixed Equitable Charge.
2

2.1.3	The definition "Fixed Equitable Charge" in Section 1.2 of the Loan Agreement shall be deleted in its entirety and replaced by the definition of "Security Agreement" set out in Section 3.1 hereof. All references to the term "Fixed Equitable Charge" in the Loan Agreement shall thereinafter be understood as referring to the Security Agreement.

2.2	Cancellation and Replacement of the Note.

2.2.1	Subject to Section 3.1, the Original Note shall be cancelled and of no further effect and validity effective as of the Transfer Completion Date, and replaced by the XOMA US Note (as defined in Section 3.1 hereof) in accordance with terms hereof. Upon receipt of the XOMA US Note, SERVIER shall deliver to XOMA Ireland the cancelled Original Note.

2.2.2	All references to the term "Note" in the Loan Agreement shall thereinafter refer to the XOMA US Note.

2.3	Cancellation of the XOMA US Guarantee to SERVIER.

2.3.1	Subject to Section 3.1, the XOMA US Guarantee shall be terminated and of no further effect effective as of the Transfer Completion Date.

2.4	Tax Cooperation.

2.4.1	Effective as of the Transfer Completion Date, the first three sentences of Section 3.10(a) of the Loan Agreement shall be deleted in their entirety and replaced by the following text:

u(a) The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate tax withholding or similar obligations in respect of payments of interest and other Indebtedness made by XOMA US to Servier under this Loan Agreement. XOMA US agrees that under the current French/United States Tax Treaty, payments made by XOMA US to Servier under this Loan Agreement are not subject to withholding tax in the United States so long as Servier provides XOMA US a valid Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding ("Form W-8BEN") evidencing its eligibility for a reduced withholding tax rate of 0% under the current French/United States Tax Treaty. Servier shall provide to XOMA US, who shall complete any required portions of any tax forms that may be reasonably necessary in order for XOMA US not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty, including a valid Form W-8BEN ("Tax Forms ")."

The remainder of Section 3.10(a) shall remain unchanged, other than the replacement of XOMA Ireland by XOMA US.

2.4.2	Effective as of the Transfer Completion Date, Section 3.10(b) of the Loan Agreement shall be deleted in its entirety and replaced by the following text:
3

(b) If despite Servier's submission of the Tax Forms, XOMA US is required by US tax laws to deduct any taxes from any amount payable under this Loan Agreement or any Note, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.10(b)), Servier receives an amount equal to the sum it would have received had no such deductions been made, (ii) XOMA US shall make such deductions, (Hi) XOMA US shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law and (iv) XOMA US shall furnish to Servier evidence of such payment as may be reasonably acceptable to Servier; provided, however, that XOMA US' obligations under this Section 3.10(b) shall not be applicable to the extent that (x) the withholding results from any modification in Servier's tax status or (y) Servier is able to obtain a reimbursement of or credit for the withheld amount."

2.5	Effective as of the Transfer Completion Date, Section 9.4 (Notices) of the Loan Agreement shall be amended by including the following as XOMA US' address and designated contact person for notices:

XOMA (US) LLC
2910 Seventh Street
Berkeley, CA 94710
United States
Attention: Chief Financial Officer
FAX: 510-649-0315

2.6	Effective as of the Transfer Completion Date, all references to the Republic of Ireland in the Loan Agreement shall be amended to refer to the State of Delaware.

2.7	Effective as of the Transfer Completion Date, all references in the Loan Agreement to Belgium law and Belgium choice of law shall be changed to New York law and New York choice of law; and Sections 9.6 (Governing Law) and 9.7 (Binding Arbitration) of the Loan Agreement shall be deleted and replaced by Section 9 of the Security Agreement, which shall be incorporated by reference to the Loan Agreement and apply thereto mutatis mutandis.

2.8	Effective as of the Transfer Completion Date, the definition of "Collateral" set forth in Section 1.1 of the Loan Agreement shall be deleted in its entirety and replaced by the following text:

""Collateral" shall have the meaning ascribed thereto in the Security Agreement."

ARTICLE 3 - CONDITIONS TO EFFECTIVENESS - RELEASE

3.1             Conditions to Effectiveness.

3.1.1	XOMA Ireland and XOMA US acknowledge and agree that, pursuant to the terms of the Loan Agreement, SERVIER's consent is required prior to any transfer of the Loan Agreement, and that SERVIER's consent given in this Loan Transfer Consent and the amendments in Article 2 hereof are subject to the prior satisfaction of the Conditions. Upon the satisfaction of the Conditions, SERVIER undertakes to deliver to XOMA Ireland and XOMA US a written confirmation of the Conditions having been satisfied, in substantially the form set out in Exhibit 4 hereto.
4

For the purposes hereof "Conditions" shall mean (a) the completion of the GEVO Asset Transfer as evidenced by the delivery by XOMA US to SERVIER of a written confirmation thereof, and (b) the delivery, at the latest on the Transfer Completion Date, to SERVIER of (i) a replacement promissory note by XOMA US in favor of SERVIER in substantially the form set out in Exhibit 2 hereto (the "XOMA US Note"), and (ii) a security agreement in substantially the form set out in Exhibit 1 hereto pursuant to which XOMA US will grant a security interest in the Collateral to SERVIER to secure all of the obligations of XOMA US under the Loan Agreement, the Loan Documents and the XOMA US Note (the "Security Agreement").

3.1.2	Subject to the satisfaction of the Conditions, SERVIER acknowledges and agrees that neither the consummation of the Asset Transfer Agreement and the GEVO Asset Transfer nor the transfer of the Collateral to XOMA US in accordance with the terms and conditions of the Asset Transfer Agreement and this Loan Transfer Consent shall constitute a breach or default under the Loan Agreement.

3.2	Release. Subject to the satisfaction of the Conditions, SERVIER consequently releases XOMA Ireland from any and all obligations towards SERVIER under the Loan Agreement as of the Transfer Completion Date. Similarly, subject to the satisfaction of the Conditions, XOMA Ireland consequently releases SERVIER from any and all obligations towards XOMA Ireland under the Loan Agreement as of the Transfer Completion Date.

ARTICLE 4 - POST-COMPLETION COVENANTS

4.1	Reimbursement of Costs. XOMA US covenants to pay or reimburse the reasonable fees and out-of-pocket expenses of outside counsel incurred by SERVIER in connection with the preparation, execution and delivery of this Loan Transfer Consent and the related agreements.

4.2	Patent Transfer Registration. Following the Transfer Completion Date (within three (3) months for European Union countries and within six (6) months for all other countries listed below), XOMA US (or an appropriate affiliate) and XOMA Ireland shall carry out all formalities that are necessary or helpful to register with the relevant regional or national patent offices in the countries / regions listed below the transfer to XOMA US of the rights in the patent applications or patents, as applicable, that are transferred to XOMA US in connection with the transactions contemplated by the Asset Transfer Agreement. XOMA US and XOMA Ireland shall thereafter use their respective best efforts to have this transfer registered promptly after the filing of such transfer request.

The list of countries / regions is: European Union, China, Russia, Indonesia, Turkey, South Korea, South Africa, Australia and Canada. There are, among the patent applications and patents relating to GEVO to be transferred to XOMA US in connection with the GEVO Asset Transfer, no patent applications or patents in Egypt.
5

XOMA US and XOMA Ireland's obligation under this Section 4.2 shall include registering any previous transfer of the rights in the patent applications or patents, as applicable, that are transferred to XOMA US in connection with the transactions contemplated by the Asset Transfer Agreement if and where such supplementary registration is required for the purpose of registering the transfer to XOMA US of such rights.

Servier shall reimburse all reasonable out-of-pocket expenses, including registration fees, translation fees and outside patent and legal counsel fees, incurred by XOMA US (or an appropriate affiliate) and/or XOMA Ireland in connection with these patent right transfer registrations.

ARTICLE 5 - MISCELLANEOUS

5.1	Further Assurances. XOMA Ireland, XOMA US and SERVIER hereby covenant that each will, at any time and from time to time upon request by any other, and without the assumption of any additional liability thereby, execute and deliver such further documents and do such further acts as such party may reasonably request in order to fully effect the purpose of this Loan Transfer Consent

5.2	Counterparts. This Loan Transfer Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same agreement.

5.3	Governing Law - Arbitration. This Loan Transfer Consent shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. The provisions of Section 9 of the Security Agreement are hereby incorporated by reference and this Agreement and the parties hereto shall otherwise be subject to all of the terms and conditions of Section 9 of the Security Agreement, mutatis mutandis.

5.4	All capitalized terms used but not defined in this Loan Transfer Consent shall have the meanings ascribed thereto in the Loan Agreement.

5.5	Except as explicitly amended hereby, the Loan Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Loan Transfer Consent to be executed as of the date first above written.

[Remainder of page intentionally left blank; signature page follows.]
6

XOMA Ireland Limited		XOMA (US) LLC

By:	/s/ Alan kane	By:	/s/ James R. Neal

Name:	ALAN KANE	Name:	JAMES R. NEAL

Title:	DIRECTOR	Title:	VP BUSINESS DEVELOPMENT

LES LABORATOIRES SERVIER

By:

Name:

Title:

XOMA Ireland Limited	XOMA (US) LLC

By:	By:

Name:	Name:

Title:	Title:

LES LABORATOIRES SERVIER

By:

Name:

Title:	Legal Affair Director

EXHIBIT 1

SECURITY AGREEMENT

This Security Agreement (this "Agreement") is made and entered into as of_____, 2013 by and between XOMA (US) LLC, a Delaware limited liability company ("Debtor"), and LES LABORATOIRES SERVIER, a corporation organized and existing under the laws of France (the "Secured Party").

RECITALS

Whereas, XOMA Ireland Limited ("XOMA Ireland") and Secured Party are parties to that certain Amended and Restated Collaboration and License Agreement, dated February 14, 2012 (the "Collaboration and License Agreement"), a Loan Agreement, dated December 30, 2010 (as amended from time to time, the "Loan Agreement"), a Promissory Note, dated January 13, 2011, issued by XOMA Ireland to Secured Party (the "Original Note"), and a Fixed Charge, dated January 13, 2011, granted by XOMA Ireland in favor of Secured Party (the "Ireland Fixed Charge").

Whereas, pursuant to that certain Asset Transfer Agreement, dated of even date herewith, by and between XOMA Ireland and Debtor and that certain Consent, Transfer, Assumption and Amendment Agreement, dated of even date herewith, by and among XOMA Ireland, the Secured Party and Debtor (the "Assumption Agreement") (collectively, the "Asset Transfer Documents"), XOMA Ireland intends to transfer certain assets, including, without limitation, certain assets relating to the Collaboration and License Agreement, and certain rights and obligations under the Loan Agreement to Debtor, as further set forth in the Asset Transfer Documents.

Whereas, pursuant to the Assumption Agreement, Debtor will assume all of the obligations and rights of XOMA Ireland under the Loan Agreement, which the Secured Party has consented to, and the Original Note and Ireland Fixed Charge will be cancelled and released by the Secured Party upon the satisfaction of the conditions contained in the Assumption Agreement. Whereas, the parties intend that a new Promissory Note, dated of even date herewith, will be issued by Debtor to Secured Party (as amended from time to time, the "XOMA US Promissory Note" and, collectively with the Loan Agreement, following the execution of the Assumption Agreement, the "Secured Agreements"), and Debtor and Secured Party wish to secure performance and payment of all obligations of Debtor to Secured Party under the Loan Agreement and the XOMA US Promissory Note (the "Obligations") with liens on certain assets as described herein, in favor of Secured Party. All terms used without definition in this Agreement shall have the meaning assigned to them in the Asset Transfer Documents and the Secured Agreements. All terms used without definition in this Agreement, the Asset Transfer Documents, or the Secured Agreements shall have the meaning assigned to them in the UCC.

Now, THEREFORE, Debtor and the Secured Party agree as follows:

1.          Grant of Security Interest. To secure all of the Obligations and the performance by Debtor of its obligations under the Secured Agreements, Debtor grants to the Secured Party a security interest in the property described in Exhibit A (the "Collateral").

2.          Debtor's Representations and Warranties. Debtor represents and warrants as follows:

(a)          Authorization. Debtor has authority and has obtained all approvals and consents necessary to enter into this Agreement, and Debtor's execution, delivery and performance of this Agreement will not violate or conflict with the terms of Debtor's Limited Liability Company Agreement or other charter document, or any law, agreement, or other instrument or writing to which Debtor is party or by which is it bound.

(b)          Title. The Collateral is owned by Debtor and is free and clear of all liens, encumbrances and other security interests.

(c)          Solvency, Payment of Debts, (a) Debtor is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (b) Debtor does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature in the ordinary course of business, (c) Debtor is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which its property would constitute unreasonably small capital under applicable laws and after giving due consideration to the prevailing practice in the industiy in which it is engaged or is to engage, (d) the fair value of the property of Debtor is greater than the total amount of liabilities, including contingent liabilities, of Debtor and (e) the present fair salable value of the property of Debtor is not less than the amount that will be required to pay the probable liability of Debtor on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(d)        Further Representations. Debtor further represents, warrants, and covenants that (i) Debtor is not in default under any agreement under which Debtor owes any money, or any agreement, the violation or termination of which could have a material adverse effect on Debtor; (ii) the information provided to Secured Party on or prior to the date of this Agreement is true and correct in all material respects; (iii) Debtor is in compliance with all laws and orders applicable to it; (iv) Debtor is not a party to any litigation or is the subject of any government investigation, and Debtor has no knowledge of any pending litigation or investigation or the existence of circumstances that reasonably could be expected to give rise to such litigation or investigation; (v) Debtor's principal place of business is located at the address specified in this Agreement; (vi) Debtor is a limited liability company organized under the laws of the State of Delaware; (vii) Debtor has not granted any security interest in the Collateral; (vii) each of the representations and warranties contained in the Loan Agreement and the other Loan Documents shall be true and correct as of the date hereof, provided that each reference in such provisions to XOMA Ireland shall be deemed to refer to the Debtor, and as otherwise modified in the Assumption Agreement; and (ix) no representation or other statement made by Debtor to Secured Party contains any untrue statement of a material fact or omits to state a material fact necessary to make any statements made to Secured Party not misleading.

3.          Covenants.

(a)          Encumbrances. Debtor shall (i) not grant a security interest in any of the Collateral other than to Secured Party or (ii) execute, or consent to the filing of, any financing statements covering any of the Collateral in favor of any person other than Secured Party.

(b)          Perfection of Security Interest. Debtor shall execute and deliver such documents as Secured Party reasonably deems necessary to create, perfect and continue the security interest in the Collateral contemplated hereby.

(c)          Records. Debtor shall prepare and keep, in accordance with generally accepted accounting principles consistently applied, complete and accurate records regarding the Collateral and, if and when requested by Secured Party, shall prepare and deliver a complete and accurate schedule of all the Collateral in such detail as Secured Party may reasonably require.

(d)          Fees and Costs. Debtor shall pay all expenses, including reasonable attorneys' fees, incurred by Secured Party in the preservation, realization, enforcement or exercise of any Secured Party's rights under this Agreement.

(e)          Company Existence. Debtor will maintain its company existence and good standing and will maintain in force all licenses and agreements, the loss of which could have a material adverse effect on Debtor's business. Debtor will pay all taxes on or before the date such taxes are due, and will comply with all laws and orders applicable to it.

(f)          Negative Covenant. Debtor will not (i) relocate its chief executive office, or change its name or state of organization, without at least 30 days prior written notice to Secured Party, or (ii) sell, lease, transfer or otherwise dispose of any of the Collateral without Secured Party's prior written consent.

(g)          Further Assurances. At any time and from time to time, upon the written request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (a) to secure all consents and approvals necessary or appropriate for the grant of a security interest to Secured Party in any Collateral held by Debtor or in which Debtor has any rights not heretofore assigned, (b) execute, acknowledge and deliver all deeds, conveyances, assignments, demises, mortgages, charges, documents and assurances at law as are necessary or advisable or as the Secured Party may reasonably require for the better granting, conveying, assigning, transfer, demising or charging the same, and every such further to the Secured Party for the purpose referred to in this Section 3.1(h) and for conferring upon the Secured Party such power of sale and other powers over the said property as are expressed to be conferred by this Agreement, and (b) filing any financing or continuation statements under the UCC with respect to the security interests granted hereby. Debtor also hereby authorizes Secured Party to file any such financing or continuation statement without the signature of Debtor.
3

(h)        This Agreement will be a continuing security notwithstanding any settlement of account or other matter or thing whatsoever and in particular will not be considered satisfied by any intermediate repayment or satisfaction of all or any of the monies, liabilities and obligations secured by this Agreement and will continue in full force and effect until final repayment in full and total satisfaction of all monies, liabilities and obligations secured by this Agreement; and if upon such final repayment and satisfaction there shall exist any right on the part of the Borrower or any other person to draw funds or otherwise which, if exercised, would or might cause the Borrower to become actually or contingently liable to the Secured Party whether as principal debtor or as surety for another person, then the Secured Party will be entitled to retain this security and all rights, remedies and powers conferred by this Agreement in the Collateral, for so long as shall or might be necessary to secure the discharge of such actual or contingent liability; and in the event that any demand is made by the Secured Party under this Agreement the said monies will become due and shall be paid and discharged to the Secured Party and all provisions of this Agreement will apply accordingly.

(i)          The security constituted by this Agreement will be in addition to and will not operate so as in any way to prejudice or affect any other security which the Secured Party may now or at any time in the future hold for or in respect of all or any part of the monies and liabilities secured by this Agreement, if any, nor will any such other security or any lien to which the Secured Party may be otherwise entitled or the liability of any person not party to this Agreement for all or any part of the monies and liabilities secured by this Agreement be in any way prejudiced or affected by this security. The Secured Party will have full power at its discretion to give time for payment to or make any other arrangement with any such other person without prejudice to the liability of the Borrower under this Agreement.

(j)          If the Obligations covenanted to be paid and discharged in this Agreement have been unconditionally and irrevocably paid and discharged in full the Secured Party shall, as soon as reasonably practicable after such payment and discharge and at the request and cost of the Borrower, execute such documents as may be necessary to release the security created by this Agreement.

4.          Events of Default. The occurrence of any Event of Default under the Secured Agreements, or the breach of any material representation under this Agreement, or the failure to perform any material obligation under Section 3 of this Agreement, shall constitute an "Event of Default" under this Agreement.

5.          Remedies on Default. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have all rights, privileges, powers and remedies provided by law, including, but not limited to, exercise of any or all of the following remedies.
4

(a)         Secured Party may declare all amounts outstanding under the Secured Agreements to be immediately due and payable, and thereupon all such amounts shall be and become immediately due and payable to the Secured Party; provided that upon an Event of Default under Section 7.3 of the Loan Agreement, all amounts outstanding shall be immediately due and payable without any action by Secured Party.

(b)          Secured Party may dispose of the Collateral in accordance with applicable law.

(c)          Secured Party may use, operate, consume and sell the Collateral in its possession as appropriate for the purpose of performing Debtor's obligations with respect thereto to the extent necessary to satisfy the obligations of Debtor.

(d)          All payments received and amounts realized by Secured Party shall be promptly applied and distributed by the Secured Party in the following order of priority:

(i)          first, to the payment of all costs and expenses, including reasonable legal expenses and attorneys fees, incurred or made hereunder by Secured Party, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under this Section 5, and of all taxes, assessments or liens superior to the lien granted under this Agreement; and

(ii)       second, to the payment to Secured Party of the amount then owing under the Secured Agreements.

6.          Power of Attorney. Debtor hereby appoints Secured Party, its attorney-in-fact to prepare, sign and file or record, for Debtor in Debtor's name, any financing statements, applications for registration and like papers and to take any other action deemed by Secured Party necessary or desirable in order to perfect the security interest of the Secured Party hereunder, and, following the occurrence and continuance of an Event of Default, Debtor hereby appoints Secured Party, its attorney-in-fact (i) to dispose of any Collateral, (ii) to perform any obligations of Debtor hereunder, (iii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof, (iv) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Secured Party may deem reasonably appropriate, (v) institute any foreclosure proceedings that the Secured Party may deem appropriate, (vi) to sign and endorse any drafts, assignments, verifications, notices and other documents relating to the Collateral, (vii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, (viii) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct, (ix) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral, and (x) do and perform all such other acts and things as the Secured Party may reasonably deem to be necessary, proper or convenient in connection with the Collateral, in each case at Debtor's expense, but without obligation to do so.

5

7.          Remedies Cumulative. Secured Party's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Secured Party shall have all other rights and remedies as provided under the New York Uniform Commercial Code (the "UCC"), by law, or in equity. No exercise by Secured Party of one right or remedy shall be deemed an election, and no waiver by Secured Party of any Event of Default on Borrower's or Debtor's part shall be deemed a continuing waiver. No delay by Secured Party shall constitute a waiver, election, or acquiescence by it. No waiver by Secured Party shall be effective unless made in a written document signed on behalf of Secured Party and then shall be effective only in the specific instance and for the specific purpose for which it was given.

8.          Notices. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by electronic mail or telefacsimile to Debtor or to Secured Party, as the case may be, at its addresses set forth below:

If to Debtor:

XOMA (US) LLC
2910 7th Street, No. 100
Berkeley, CA 94710
Fax: 510-649-0315
Attn: Chief Financial Officer
Email: kurland@xoma.com

If to Secured Party:

Les Laboratoires Servier
50 rue Carnot
92284 Suresnes Cedex, France
Fax: + 33 1 55 72 54 66
Attn: Alliance Manager Business Partenariat Xoma
Email: guillaume.rouland@fr.netgrs.com

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

9.          Dispute Resolution; Choice of Law and Venue.

(a)          EACH PARTY HERETO AGREES THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN OR AMONG THE PARTIES, OR THEIR SUCCESSORS OR ASSIGNS, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING IN CONNECTION WITH THIS AGREEMENT, THE LOAN AGREEMENT OR THE XOMA US PROMISSORY NOTE ("DISPUTE" OR "DISPUTES") SHALL BE FINALLY SETTLED UNDER THE RULES OF ARBITRATION OF THE INTERNATIONAL CHAMBER OF COMMERCE BY ONE OR MORE ARBITRATORS APPOINTED IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION AND THE SAID RULES.

(b)          A SINGLE ARBITRATOR SHALL DECIDE ANY CLAIM OF $100,000 OR LESS. WHERE THE CLAIM OF ANY PARTY IS NOT QUANTIFIED OR EXCEEDS $100,000, THE DISPUTE SHALL BE DECIDED BY A MAJORITY VOTE OF THREE ARBITRATORS.
6

(c)          THE PLACE OF ARBITRATION SHALL BE IN BRUSSELS, BELGIUM AND THE ARBITRATION SHALL BE HELD IN ENGLISH.

(d)          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(e)          THE ARBITRATOR SHALL NOT HAVE THE POWER OR AUTHORITY TO AWARD PUNITIVE DAMAGES TO ANY PARTY.

(f)          THE PARTIES AGREE THAT US PROCEDURAL RULES (INCLUDING DISCOVERY AND CROSS-EXAMINATION) WILL NOT APPLY AND THAT THE ARBITRATORS MAY ORDER DISCLOSURE OF A DOCUMENT ONLY IF AND TO THE EXTENT THAT IT IS HIGHLY RELEVANT TO THE RESOLUTION OF THE DISPUTE; PROVIDED, HOWEVER, THAT ALL PRIVILEGES RESTRICTING DISCLOSURE ESTABLISHED UNDER THE LAWS GOVERNING THIS AGREEMENT SHALL APPLY AND MAY BE INVOKED BY BOTH PARTIES.

(g)          JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT HAVING JURISDICTION.

No provision of, nor the exercise of any rights under, subsection (a) or subsection (b) above shall limit the right of any party (i) to foreclose against any Collateral, pursuant to applicable provisions of the UCC, or otherwise pursuant to applicable law, (ii) to exercise self help remedies including but not limited to setoff and repossession, or (ii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of Secured Party, even if Secured Party would otherwise have such right.

   10.       General Provisions.

 10.1          Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Debtor without Secured Party's prior written consent, which consent may be granted or withheld in Secured Party's sole discretion. Secured Party shall have the right without the consent of or notice to Debtor to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Secured Party's obligations, rights and benefits hereunder.

 10.2          Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.
7

 10.3          Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

 10.4          Amendments in Writing, Integration. This Agreement cannot be amended or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

 10.5          Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

 10.6          Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding, any Obligations remain outstanding, or Secured Party has any obligation to make credit extensions to Borrower under the Loan Agreement. This Agreement shall terminate upon the payment and performance in foil of the Obligations.

 10.7          Terms. In this Agreement (except where the context otherwise requires):

 (a)              the singular includes the plural and vice versa and any gender includes the other gender;

 (b)             words importing persons include natural persons, firms, partnerships, companies, corporations, associations, organisations, governments, states, foundations and trusts (in each case whether or not having a separate legal personality);

 (c)             any reference to a statute, statutory provision or subordinate legislation ("legislation") is (unless the contrary is clearly stated) to be construed as a reference to legislation operative in New York and is (except where the context otherwise requires) to be construed as referring to such legislation as amended and in force from time to time and to any legislation which re-enacts or consolidates (with or without modification) any such legislation;

 (d)             save as otherwise provided in this Agreement, any reference to a section, clause, paragraph, sub-clause, sub-paragraph or schedule is a reference to a section, clause, paragraph, sub-clause, sub-paragraph or schedule (as the case may be) of this Agreement;

 (e)              the index and headings are inserted for convenience only and are not to affect the construction of this Agreement;

 (f)               a reference to any document includes that document as it has or may be amended, varied, assigned, novated, restated or supplemented from time to time;

 (g)             the Borrower and the Secured Party or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

 (h)            any reference to a legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing is, in respect of any jurisdiction other than New York, to be deemed to include a reference to what most nearly approximates in that jurisdiction to the legal term under New York law;
8

 (i)              any phrase introduced by the terms "including", "include", "in particular" or any similar expression is to be construed as illustrative and shall not limit the sense of the words preceding those terms.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.

DEBTOR: XOMA (US) LLC	SECURED PARTY: LES LABORATOIRES SERVIER

By:	By:
Name:	Name:
Title:	Title:

9

DEBTOR:                                      XOMA (US) LLC
SECURED PARTY:              LES LABORATOIRES SERVIER

EXHIBIT A

COLLATERAL DESCRIPTION ATTACHMENT
TO SECURITY AGREEMENT

The following personal property of Debtor:

1.  All of Debtor's right, title and interest in that certain Transfer Agreement relating to the Intellectual Property Rights (as defined below), effective as of December 30, 2010, by and between XOMA Technology Ltd. and XOMA Ireland Limited, which rights of XOMA Ireland Limited have been assigned to and assumed by Debtor pursuant to that certain Asset Transfer Agreement, dated as of August,2013;

2.  All of Debtor's right, title and interest in the patents and patent applications in the Licensed Territory listed in Schedule A hereto (including any rights transferred under the above mentioned December 30, 2010 Transfer Agreement), including any and all related continuations, continuations in-part, divisions, extensions, reissues, re-examinations, renewals or substitutions, any and all other proprietary rights related to the foregoing (including, without limitation, remedies against infringements thereof and rights of protection of and interest therein under the laws of all jurisdictions) in the Licensed Territory (as defined below).

"Licensed Territory" means all countries of the world other than (a) the United States of America, and (b) Japan, including their respective territories and possessions.

SCHEDULE A

FAMILY 1
Title:                       ILl-Beta binding antibodies and fragments thereof
Inventors:           Linda Masat; Mary Haak-Frendscho; Gang Chen; Arnold Horwitz; Marina Roell

COUNTRY	APPLICATION NO.	FILE DATE	PATENT/PUBLICATION
US Provisional	61/692,830	06/21/05
PCT	PCT/US06/024261	06/21/06	W02007/002261
Australia	2006 262179	06/21/06	2006262179 B2
Brazil	PI0612273-6	06/21/06	BRPI0612273 A2
Canada	2,612,760	06/21/06	CA2612760 A1
China	2006 80026551.9	06/21/06	CN101228188 A
China	201210157441.3	05/18/12	CN102775493A
EP (all countries):	06773749.4	06/21/06	1899378
Austria	06773749.4	06/21/06	1899378
Belgium	06773749.4	06/21/06	1899378
Bulgaria	06773749.4	06/21/06	1899378
Cyprus	06773749.4	06/21/06	1899378
Czech Republic	06773749.4	06/21/06	1899378
Denmark	06773749.4	06/21/06	1899378
Estonia	06773749.4	06/21/06	E004059
Finland	06773749.4	06/21/06	1899378
France	06773749.4	06/21/06	1899378
Germany	06773749.4	06/21/06	60 2006 010 072.8-08
Greece	06773749.4	06/21/06	3070850
Hungary	06773749.4	06/21/06	E007716
Iceland	06773749.4	06/21/06	1899378
Ireland	06773749.4	06/21/06	1899378
Italy	06773749.4	06/21/06	73749BE/2009
Latvia	06773749.4	06/21/06	1899378
Lithuania	06773749.4	06/21/06	1899378
Luxembourg	06773749.4	06/21/06	1899378
Monaco	06773749.4	06/21/06	1899378
Netherlands	06773749.4	06/21/06	1899378
Poland	06773749.4	06/21/06	1899378
Portugal	06773749.4	06/21/06	1899378
Romania	06773749.4	06/21/06	RO/EP 1 899 378
Slovak Republic	06773749.4	06/21/06	1899378
Slovenia	06773749.4	06/21/06	1899378
Spain	06773749.4	06/21/06	1899378
Sweden	06773749.4	06/21/06	1899378
Switzerland	06773749.4	06/21/06	1899378
Turkey	06773749.4	06/21/06	TR 2009 09878 T4
United Kingdom	06773749.4	06/21/06	1899378
EP	09 174 190.0	10/27/09	2 163 562 A2
EP	10 179 088.9	09/23/10	2314623 B1
Austria	10 179 088.9	09/23/10	2314623 B1
Belgium	10 179 088.9	09/23/10	2314623 B1
Bulgaria	10 179 088.9	09/23/10	2314623 B1
Cyprus	10 179 088.9	09/23/10	2314623 B1
Czech Republic	10 179 088.9	09/23/10	2314623 B1
Denmark	10 179 088.9	09/23/10	2314623 B1

Estonia	10 179 088.9	09/23/10	2314623 B1
Finland	10 179 088.9	09/23/10	2314623 B1
France	10 179 088.9	09/23/10	2314623 B1
Germany	10 179 088.9	09/23/10	2314623 B1
Greece	10 179 088.9	09/23/10	2314623 B1
Hungry	10 179 088.9	09/23/10	2314623 B1
Iceland	10 179 088.9	09/23/10	2314623 B1
Ireland	10 179 088.9	09/23/10	2314623 B1
Italy	10 179 088.9	09/23/10	2314623 B1
Latvia	10 179 088.9	09/23/10	2314623 B1
Lithuania	10 179 088.9	09/23/10	2314623B1
Liechtenstein	10 179 088.9	09/23/10	2314623 B1
Luxembourg	10 179 088.9	09/23/10	2314623 B1

Monaco	10 179 088.9	09/23/10	2314623 B1
Netherlands	10 179 088.9	09/23/10	2314623 B1
Poland	10 179 088.9	09/23/10	2314623 B1
Portugal	10 179 088.9	09/23/10	2314623 B1
Romania	10 179 088.9	09/23/10	2314623 B1
Spain	10 179 088.9	09/23/10	2314623 B1
Sweden	10 179 088.9	09/23/10	2314623 B1
Slovenia	10 179 088.9	09/23/10	2314623 B1
Slovak Republic	10 179 088.9	09/23/10	2314623 B1
Switzerland	10 179 088.9	09/23/10	2314623 B1
Turkey	10 179 088.9	09/23/10	2314623 B1
United Kingdom	10 179 088.9	09/23/10	2314623 B1
EP	10 179 089.7	09/23/10	2 322 552 A2
Hong Kong	09100795.8	06/21/06	1123560
Hong Kong	10107181.2	07/27/10	1140781A
Hong Kong	11111525.8	10/26/11	1157351 B
Hong Kong	11112428.4	11/17/11	1158218A
Israel	188094	06/21/06	188094
Israel	202630	12/09/09	202630
India	320/CHENP/2008	06/21/06
Korea	10-2008-7001520	06/21/06	KR 20080039875 A
Mexico	MX/a/2007/016032	06/21/06	282003
Mexico	MX/a/2010/00263 8	03/08/10
New Zealand	565138	06/21/06	565138
Philippines	1-2007-502895	06/21/06	1-2007-502895
Russian Federation	2008102135	06/21/06	RU 2008102135 A
Singapore	200718904-6	06/21/06	140638
South Africa	2008/00555	06/21/06	2008/00555

FAMILY 2
Title:                       Methods for Treatment of IL-1 Beta Related Diseases
Inventors:           Alan M. Solinger; Patrick J. Scannon; Robert J. Bauer; David Alleva

COUNTRY	APPLICATION NO.	FILE DATE	PATENT/PUBLICATION
US Provisional	60/871,046	12/20/06
US Provisional	60/908,389	03/27/07
US Provisional	60/911,033	04/10/07
PCT	PCT/US2007/088411	12/20/07	WO 2008/077145
Europe	07869675.4	12/20/07	EP2094306A2
Australia	2007333635	12/20/07	AU2007333635 A1
Brazil	PI 0720928-2	12/20/07
Canada	2,673,592	12/20/07

China	200780051536.4	12/20/07	CN 101616690A
Hong Kong	10102012.8	02/25/10	1135323A
India	4626/DELNP/2009	12/20/07
Indonesia	WOO 2009 01721	12/20/07	050.2064A
Mexico	MX/a/2009/006709	12/20/07	299543
Russia	2009127066	12/20/07
South Africa	2009/04660	12/20/07	2009/04660

FAMILY 3
Title:                       Methods for Treatment of Gout
Inventors:          Alan M. Solinger

COUNTRY	APPLICATION NO.	FILE DATE	PATENT/PUBLICATION
US Provisional	61/015,633	12/20/07
US Provisional	61/059,378	06/06/08
US Provisional	61/095,191	09/08/08
PCT	PCT/US08/087519	12/18/08	WO 2009/086003
Australia	2008343085	07/12/10
Canada	2,710,252	12/18/08
China	200880126879.7	12/18/08
EP	08866346.3	07/19/10	2 391 650 A1
Mexico	MX/a/2010/006823	06/18/10	293693
Russia	2010129783	07/20/10

FAMILY 4
Title:                       Methods for the Treatment of Rheumatoid Arthritis
Inventors:          Alan M. Solinger, Alexander Owyang

COUNTRY	APPLICATION NO.	FILE DATE	PATENT/PUBLICATION
US Provisional	61/059,711	06/06/08
US Provisional	61/095,232	09/08/08
PCT	PCT/US09/46441	06/05/09	WO 2009/149370
Canada	2,727,171	12/06/10
Australia	2009256072	12/14/10
Europe:	09 759 528.4	12/22/10	2293816B1
Austria	09 759 528.4	12/22/10	2293816 B1
Belgium	09 759 528.4	12/22/10	2293816B1
Bulgaria	09 759 528.4	12/22/10	2293816 B1
Croatia	09 759 528.4	12/22/10	2293816B1
Cyprus	09 759 528.4	12/22/10	2293816B1
Czech Repub	09 759 528.4	12/22/10	2293816B1
Denmark	09 759 528.4	12/22/10	2293816 B1
Estonia	09 759 528.4	12/22/10	2293816B1
Finland	09 759 528.4	12/22/10	2293816B1
France	09 759 528.4	12/22/10	2293816B1
Germany	09 759 528.4	12/22/10	2293816 B1
Greece	09 759 528.4	12/22/10	2293816B1
Hungary	09 759 528.4	12/22/10	2293816B1
Iceland	09 759 528.4	12/22/10	2293816B1
Ireland	09 759 528.4	12/22/10	2293816B1
Italy	09 759 528.4	12/22/10	2293816 B1
Latvia	09 759 528.4	12/22/10	2293816 B1
Lithuania	09 759 528.4	12/22/10	2293816 B1
Luxembourg	09 759 528.4	12/22/10	2293816B1

Macedonia	09 759 528.4	12/22/10	2293816 B1
Malta	09 759 528.4	12/22/10	2293816 B1
Monaco	09 759 528.4	12/22/10	2293816 B1
Netherlands	09 759 528.4	12/22/10	2293816B1
Norway	09 759 528.4	12/22/10	2293816B1
Poland	09 759 528.4	12/22/10	2293816B1
Portugal	09 759 528.4	12/22/10	2293816B1
Romania	09 759 528.4	12/22/10	2293816B1
Slovak Repub	09 759 528.4	12/22/10	2293816B1
Slovenia	09 759 528.4	12/22/10	2293816B1
Spain	09 759 528.4	12/22/10	2293816 B1
Sweden	09 759 528.4	12/22/10	2293816B1
Switzerland/ Liechtenstein	09 759 528.4	12/22/10	2293816B1
Turkey	09 759 528.4	12/22/10	2293816B1
UK	09 759 528.4	12/22/10	2293816 B1

FAMILY 5
Title:	Methods for Treating or Preventing IL-lBeta Related Diseases
Inventors:	Patrick J. Scannon, Alan M. Solinger, Robert J. Bauer

COUNTRY	APPLICATION NO.	FILE DATE	PATENT/PUBLICATION
US Provisional	61/094,842	09/05/08
US Provisional	61/121,451	12/10/08
PCT	PCT/US09/56086	09/04/09	WO 2010/028275
Australia	2009289547	03/03/11
Canada	2,735,940	03/02/11
Europe	09 812 306.0	04/04/11	2 341 936 A1

FAMILY 6
Title:	METHODS FOR IMPROVEMENT OF BETA CELL FUNCTION
Inventors:	Patrick J. Scannon, Alan M. Solinger, Robert J. Bauer

COUNTRY	APPLICATION NO.	FILE DATE	PATENT/PUBLICATION
US Provisional	61/094,857	09/05/08
US Provisional PCT	61/121,486 PCT/US09/56084	12/10/08 09/04/09	WO 2010/028273
Australia	2009289545	03/03/11
Canada	2,735,939	03/02/11
Europe	09 812 304.5	04/04/11	2 341 935 A1

FAMILY 7
Title:	CARDIOVASCULAR RELATED USES OF IL-ip ANTIBODIES AND BINDING FRAGMENTS THEREOF
Inventors:	Patrick J. Scannon, Alan M. Solinger, Jeffrey D. Feldstein

COUNTRY	APPLICATION NO.	FILE DATE	PATENT/PUBLICATION
US Provisional	61/182,679	05/29/09
US Provisional	61/252,571	10/16/09
US Provisional	61/313,001	03/11/10
PCT	PCT/US10/36761	05/28/10	WO 2010/138939
Australia	2010253924	05/28/10
Australia	2013203560	04/10/13

Brazil	PI1011228-6	11/29/11
Canada	2,763,161	05/28/10
China	201080033031.7	05/28/10	CN 102573893A
EPO	10 781 360.2	12/20/11	EP 2 435 073 A1
Eurasia	201101643	12/15/11
Hong Kong	12108509.3	08/XX/12	1167814A
India	9944/DELNP/2011	12/16/11
Indonesia	WOO 2011 04690	12/21/11	2012/01714 A
Israel	216660	11/28/11
Korea	10-2011-7031198	12/27/11	10-2012-006104
Mexico	MX/a/2011/012666	11/28/11
New Zealand	597024	11/12/11
Philippines	1-2011-502479	11/28/11
Singapore	201108772-3	11/28/11
South Africa	2011/09050	12/08/11

FAMILY 8
Title:	Methods for the treatment of IL-lBeta related conditions
Inventors:	Alan M. Solinger, Ahmet GUI

COUNTRY	APPLICATION NO.	FILE DATE	PATENT/PUBLICATION
US Provisional	61/332,658	05/07/10
US Provisional	61/334,125	05/12/10
US Provisional	61/444,638	02/18/11
PCT	PCT/US11/35646	05/06/11	WO 2011/140522
Australia	2011249854	05/06/11
Australia	2013203214	04/09/13
Brazil	BR 11 2012 028557 2	05/06/11
Canada	2,797,846	05/06/11
China	201180022684.X	05/06/11	2013-509314
Europe	11778465.2	05/06/11	2 566 520 A
Eurasia	201201526	05/06/11
India	9496/DELNP/2012	05/06/11
Indonesia	W00201204922	05/06/11
Israel	222890	05/06/11
Korea	10-2012-7031454	05/06/11
Mexico	MX/a/2012/012901	05/06/11
New Zealand	603191	05/06/11
Philippines	1-2012-502143	05/06/11
Singapore	201208230-1	05/06/11
South Africa	2012/08172	05/06/11

FAMILY 9*
Title:	METHODS FOR TREATING ACNE
Inventors:	Paul Rubin

COUNTRY	APP. NO.	FILE DATE	PATENT/PUBLICATION
US Provisional	61/577,450	12/19/11
PCT	PCT/US12/70734	12/19/12

*Future ROW (non-US, non-Japan) rights

EXHIBIT 2

PROMISSORY NOTE

€15,000,000	August__, 2013
Berkeley, California

FOR VALUE RECEIVED, XOMA (US) LLC, a Delaware limited liability company {"Borrower"), hereby promises to pay to the order of LES LABORATOIRES SERVIER, a corporation organized under the laws of France ("Lender"), the principal sum of Fifteen Million Euros (€15,000,000) (the "Loan") together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

This Promissory Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement, dated as of even date herewith, executed by Borrower in favor of Lender (as the same may from time to time be amended, modified or supplemented or restated, the "Security Agreement"), and that certain Loan Agreement, dated as of December 30, 2010, as amended, by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented or restated, the "Loan Agreement"), among other agreements. Additional rights and obligations of Lender are set forth in the Security Agreement and the Loan Agreement. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement and the Security Agreement.

1.    Original Note; Loan Agreement. This Promissory Note replaces the Promissory Note, dated as of January 13, 2011, issued by Xoma Ireland Limited to Lender (the "Original Note"). Lender shall deliver the cancelled Original Note to Xoma Ireland Limited upon its receipt of this Promissory Note, executed by the Borrower. This Promissory Note shall be the Note referred to in the Loan Agreement and is entitled to the benefits of all provisions of the Loan Agreement. All references in the Loan Agreement to the "Note" shall be deemed to refer to this Promissory Note.

2.    Principal Repayment. The total outstanding principal amount of the indebtedness evidenced by this Promissory Note shall be due and payable in accordance with the terms of the Loan Agreement. Demand, diligence, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

3.    Interest Rate. Borrower further promises to pay interest on the outstanding principal amount hereof at the rate or rates per annum and in the manner set forth in the Loan Agreement, or the maximum rate permissible by law, whichever is less.

4.    Payment on Non-Business Day. In the event that any payment of any principal, interest, fees or other amounts payable by Borrower under or pursuant to the Loan Agreement, or under any other Loan Document shall become due on any day which is not a Business Day, such due date shall be extended to the next succeeding Business Day, further provided that no interest shall accrue from and during any such extension.

5.    Default. Upon the occurrence and during the continuance of an Event of Default under the Loan Agreement or any of the other Loan Documents, all unpaid principal, accrued interest and other amounts owing hereunder shall become due and payable as provided in the Loan Agreement and the Lender shall have all rights and remedies against the Borrower as provided in the Loan Agreement, the Security Agreement and under applicable law.

6.    Secured Note. The full amount of this Note is secured by the Collateral identified and described as security therefore in the Security Agreement executed by and delivered by Borrower to Lender. Borrower shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on or in the Collateral, or in any portion thereof.

7.    Representations and Warranties. By its execution hereof, Borrower hereby represents and warrants that each of the representations and warranties contained in the Loan Agreement and the other Loan Documents shall be true and correct as of the date hereof, provided that each reference in such provisions to XOMA Ireland shall be deemed to refer to the Borrower.

8.    Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. The provisions of Section 9 of the Security Agreement are hereby incorporated by reference (including with respect to arbitration) and this Promissory Note and the parties hereto shall otherwise be subject to all of the terms and conditions of Section 9 of the Security Agreement, mutatis mutandis.

9.    Successors and Assigns. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof.

BORROWER	XOMA (US) LLC

By:

Printed Name:

Title:

EXHIBIT 3

Dated                                                  2013

XOMA IRELAND LIMITED

as Chargor

LES LABORATOIRES SERVIER

as Chargee

and

DEED OF RELEASE

Re: Fixed Equitable Charge dated 13 January 2011

A & L GOODBODY

THIS DEED OF RELEASE is dated                                                                                    2013 and made between:

(1)          XOMA IRELAND LIMITED, a company incorporated in Ireland with registration number 307875 and having its registered office at 26 Pembroke Street Upper, Dublin 2, Ireland (the Chargor); and

(2)          LES LABORATOIRES SERVIER, a company organised and existing under the laws of France having its principal place of business at 50 rue Carnot, 92284 Suresnes, France (the Chargee).

WHEREAS:

A.          By a fixed charge dated 13 January 2011 between the Chargor and Chargee in respect of the Loan Agreement, the Chargor has granted security to the Chargee for the payment and discharge of the Obligations (the Fixed Charge).

B.          Pursuant to a consent, transfer and assumption agreement dated the date hereof between the Chargor, the Chargee and XOMA (US) LLC (the Consent, Transfer, Assumption and Amendment Agreement) the Chargee has agreed to release the Chargor in full from its obligations under the Fixed Charge and has agreed to do so on and subject to the terms of this Deed.

WITNESSES as follows:

1.	DEFINITIONS AND INTERPRETATION

Unless the context otherwise requires, terms used and not defined shall have the same meaning given to them in the Fixed Charge.

Indebtedness has the same meaning as in the Loan Agreement;

Intellectual Property Rights has the same meaning as in the Loan Agreement;

Loan Agreement means the loan agreement dated 30 December, 2010 between the Chargor and the Chargee pursuant to which the Chargee made a loan available to the Chargor, as amended from time to time;

Loan Documents has the same meaning as in the Loan Agreement;

Obligations has the same meaning as in the Loan Agreement;

Transfer Agreement means the transfer agreement between Xoma Technology Ltd. and the Chargor dated 30 December 2010 relating to the Intellectual Property Rights;

2.	DISCHARGE AND RELEASE

2.1.         In accordance with the terms of the Fixed Charge, the Chargee hereby irrevocably and unconditionally

2.1.1.	RELEASES and DISCHARGES unto the Chargor, to the extent charged by way of security in favour of the Chargee pursuant to the Fixed Charge, all rights, interests and titles in and to the Transfer Agreement present or future;

2.1.2.	RELEASES and DISCHARGES unto the Chargor, to the extent charged by way of security in favour of the Chargee pursuant to the Fixed Charge, all rights, interests and titles in and to the Intellectual Property Rights, including without limitation, all Intellectual Property Rights specified in the schedule attached to the Fixed Charge; and

2.1.3.	RELEASES and DISCHARGES the Chargor from all obligations, absolute and contingent, pursuant to the Fixed Charge and all claims and demands thereunder, so that such obligations, claims and demands are, with effect from the execution and delivery of this Deed, discharged and of no further effect.

2.2.         The Chargor and the Chargee hereby agree that the Fixed Charge be and is hereby terminated.

3.             INVALIDITY

3.1.        If a provision of this Deed is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

3.1.1.	the legality, validity or enforceability in that jurisdiction of any other provision of this Deed; or

3.1.2.	the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Deed.

The illegal, invalid or unenforceable provision shall be substituted by a valid provision which accomplishes as far as legally possible the economic purposes of the void or unenforceable provision.

4.	REPRESENTATIONS AND WARRANTIES

4.1.         Each of the parties hereto hereby represents and warrants that:

4.1.1.	it has full power and authority to execute, deliver and perform its obligations under this Deed; and

4.1.2.	this Deed constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms.

5.	FURTHER ASSURANCES

The Chargee shall, at the cost and expense of the Chargor, from time to time sign, seal, execute, acknowledge, deliver, file and register, all such further and additional documents, instruments, agreements, certificates, consents and assurances and do all such other acts and things as may be reasonably required by the Chargor for the purpose of more effectively carrying out the intent and purpose of this Deed.

6.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by the different parties to this Deed on different counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

7.	GOVERNING LAW

This Deed shall be governed by and construed in accordance with the laws of Ireland.

IN WITNESS whereof the parties have executed and delivered this Deed on the date at the beginning of this Deed.

GIVEN UNDER THE COMMON SEAL OF
XOMA IRELAND LIMITED

LES LABORATORIES SERVIER

By:
Name:
Title:

EXHIBIT 4

CONFIRMATION OF SATISFACTION

Pursuant to Section 3.1 of that certain Consent, Transfer, Assumption and Amendment Agreement dated August____, 2013 (the "Loan Transfer Consent"), by and among XOMA Ireland, XOMA US and Servier, the undersigned as [INSERT TITLE] of Servier hereby confirms and declares that it has received from XOMA US (i) confirmation of the completion of the GEVO Asset Transfer, (ii) the signed XOMA US Note and (iii) the fully signed Security Agreement; and that the Conditions have thus been satisfied as of the Transfer Completion Date (all capitalized terms shall have the meanings assigned thereto in the Loan Transfer Consent).

For and on behalf of LES LABORATOIRES SERVIER

By:
Name:
Title:
Date: